SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              July 22, 2003

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Brandywine Parkway West Chester, Pennsylvania		19380
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 344-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)       Financial Statements of Business Acquired:   Not applicable

(b)       Pro Forma Financial Information:   Not applicable

(c)       Exhibits

Number	Description
99.1	Important Notice to Cephalon Directors and Executive Officers Concerning Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

ITEM 11.   TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

On July 22, 2003, Cephalon, Inc. (the “Registrant”), notified the participants of the Cephalon, Inc. 401(k) Profit Sharing Plan (the “Plan”) that the Registrant was changing the plan provider of the Plan from the current provider to The Vanguard Group.  On July 22, 2003, the Registrant provided the notice attached hereto as Exhibit 99.1 to all of its directors and executive officers.

The Registrant hereby incorporates by reference the notice dated July 22, 2003 attached hereto as Exhibit 99.1, and made a part of this Item 11.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: July 22, 2003	By:	/s/ John E. Osborn
John E. Osborn
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Important Notice to Cephalon Directors and Executive Officers Concerning Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans